OPERATING LEASES (Tables)	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Schedule of Future Minimum Contractual Revenues for Operating Leases
The minimum contractual future revenues to be received on time charters as of December 31, 2015, were as follows:

Year ending December 31, (in thousands of $)	Total
2016	438,377
2017	438,044
2018	319,264
2019	253,705
2020	225,372
2021 and thereafter	682,807
Total	2,357,569	(1)
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(1) This includes revenues from Golar relating to the Option Agreement entered into in connection with the acquisition of the Golar Grand in November 2012. Prior to February 2015, the Golar Grand operated under a time charter with BG Group which was not extended beyond its initial term and expired in February 2015. In February 2015, we exercised our option requiring Golar to charter in the vessel until October 2017 at approximately 75% of the hire rate paid by BG Group.